UNITED STATES
SECURITIES AND EXCHANGE COMMISSION
Washington, D.C. 20549

FORM 8-K

CURRENT REPORT

Pursuant to Section 13 or 15(d) of
the Securities Exchange Act of 1934

Date of report (Date of earliest event reported): October 19, 2023

Nabors Energy Transition Corp.

(Exact name of registrant as specified in its charter)

Delaware	001-41073	86-2916523
(State or other jurisdiction of incorporation or organization)	(Commission File Number)	(I.R.S. Employer Identification Number)

515 West Greens Road, Suite 1200 Houston, Texas 77067
(Address of principal executive offices, including zip code)

Registrant’s telephone number, including area code: (281) 874-0035

Not Applicable
(Former name or former address, if changed since last report)

Check the appropriate box below if the Form 8-K filing is intended to simultaneously satisfy the filing obligation to the registrant under any of the following provisions:

☒	Written communications pursuant to Rule 425 under the Securities Act (17 CFR 230.425)

☐	Soliciting material pursuant to Rule 14a-12 under the Exchange Act (17 CFR 240.14a-12)

☐	Pre-commencement communications pursuant to Rule 14d-2(b) under the Exchange Act (17 CFR 240.14d-2(b))

☐	Pre-commencement communications pursuant to Rule 13e-4(c) under the Exchange Act (17 CFR 240.13e-4(c))

Securities registered pursuant to Section 12(b) of the Act:

Title of each class	Trading Symbol(s)	Name of each exchange on which registered
Units, each consisting of one share of Class A common stock and one-half of one warrant	NETC.U	The New York Stock Exchange
Class A common stock, par value $0.0001 per share	NETC	The New York Stock Exchange
Warrants, each whole warrant exercisable for one share of Class A common stock at an exercise price of $11.50 per share	NETC.WS	The New York Stock Exchange

Indicate by check mark whether the registrant is an emerging growth company as defined in Rule 405 of the Securities Act of 1933 or Rule 12b-2 of the Securities Exchange Act of 1934.

Emerging growth company ☒

If an emerging growth company, indicate by check mark if the registrant has elected not to use the extended transition period for complying with any new or revised financial accounting standards provided pursuant to Section 13(a) of the Exchange Act. ☐

Item 1.01	Entry into a Material Definitive Agreement.

Introductory Note

On February 14, 2023, Nabors Energy Transition Corp. (“NETC” or the “Company”), Vast Renewables Limited, an Australian public company limited by shares (f/k/a Vast Solar Pty Ltd, an Australian proprietary company limited by shares) (“Vast”), Neptune Merger Sub, Inc., a Delaware corporation and wholly owned subsidiary of Vast (“Merger Sub”), Nabors Energy Transition Sponsor LLC, a Delaware limited liability company (“NETC Sponsor”), and Nabors Industries Ltd. (“Nabors”) entered into a Business Combination Agreement (the “Business Combination Agreement,” and the transactions contemplated thereby, the “Business Combination”), pursuant to which, among other things and subject to the terms and conditions contained therein, Merger Sub will merge with and into NETC (the “Merger”), with NETC continuing as the surviving corporation and a wholly owned direct subsidiary of Vast.

Concurrently with the signing of the Business Combination Agreement, NETC, NETC Sponsor, Vast, Nabors Lux 2 S.a.r.l., an affiliate of Nabors (“Nabors Lux”), and NETC’s independent directors (together with NETC Sponsor and Nabors Lux, the “Insiders”) entered into the Support Agreement (the “Support Agreement”) pursuant to which, among other things, the Insiders agreed to (i) vote all shares of NETC Class A common stock, par value $0.0001 per share, and NETC Class F common stock, par value $0.0001 per share, held by such Insiders in favor of the adoption and approval of the Business Combination Agreement and (ii) enter into the Shareholder and Registration Rights Agreement (as defined herein), in exchange for NETC Sponsor’s right to be issued up to 3,900,000 ordinary shares in Vast (the “Vast Ordinary Shares”) upon satisfaction of certain share price and operational targets during the five year period immediately following the closing of the Business Combination.

Additionally, NETC, Vast, NETC Sponsor and Nabors Lux had previously agreed to enter into a shareholder and registration rights agreement (the “Shareholder and Registration Rights Agreement”), pursuant to which, among other things, the holders of certain securities held by or issuable to certain existing shareholders of NETC and Vast can demand Vast’s assistance with underwritten offerings and exercise demand or piggyback rights with respect to such offerings. The Shareholder and Registration Rights Agreement is to be entered into in connection with the closing of the Business Combination (the “Closing”).

Each of the Business Combination Agreement and the Support Agreement were first filed as exhibits to NETC’s Current Report on Form 8-K, filed with the U.S. Securities and Exchange Commission (the “SEC”) on February 14, 2023. The form of Shareholder and Registration Rights Agreement was first filed as an exhibit to Vast’s Registration Statement on Form F-4, filed with the SEC on May 18, 2023 (as amended, the “Registration Statement”).

Business Combination Agreement Amendment

On October 19, 2023, NETC, NETC Sponsor, Vast and Merger Sub entered into an Amendment and Waiver to the Business Combination Agreement (the “BCA Amendment”), pursuant to which, among other things, (i) Vast agreed to issue at the Closing, 350,000 Vast Ordinary Shares to Nabors Lux pursuant to the Nabors Backstop Agreement (as defined below), (ii) Vast agreed to issue 1,500,000 Vast Ordinary Shares to NETC Sponsor in the Merger as acceleration of a portion of the Sponsor Earnback Shares (the “Accelerated Earnback Shares”), pursuant to the Nabors Backstop Agreement, (iii) Vast and Merger Sub agreed to waive in their entirety (a) the conditions precedent to their respective obligations to consummate the Business Combination set forth in Section 8.3 of the Business Combination Agreement, including that Vast will have cash and cash equivalents in an aggregate amount not less than $50.0 million at the Closing, and (b) their rights to terminate the Business Combination Agreement pursuant to Section 9.1(g) thereof for a breach of any representation, warranty, covenant or agreement on the part of NETC, and (iv) the parties agreed to amend and restate in its entirety the form of Shareholder and Registration Rights Agreement to be entered into at Closing.

The foregoing description of the BCA Amendment is qualified in its entirety by reference to the full text of the BCA Amendment, a copy of which is filed as Exhibit 2.1 to this Current Report on Form 8-K, and incorporated herein by reference.

Support Agreement Amendment

On October 19, 2023, NETC, NETC Sponsor and Vast entered into Amendment No. 1 to the Support Agreement (the “Support Agreement Amendment”), pursuant to which NETC and NETC Sponsor agreed to reduce by 500,000 shares each tranche of Vast Ordinary Shares to be issued to NETC Sponsor upon satisfaction of certain price targets set forth therein, for an aggregate reduction of 1,500,000 Vast Ordinary Shares.

The foregoing description of the Support Agreement Amendment is qualified in its entirety by reference to the full text of the Support Agreement Amendment, a copy of which is filed as Exhibit 10.1 to this Current Report on Form 8-K, and incorporated herein by reference.

Shareholder and Registration Rights Agreement

Concurrently with the Closing, Vast, NETC, NETC Sponsor and the holder parties thereto will enter into the Shareholder and Registration Rights Agreement, pursuant to which Vast will agree that, within 60 days of the Closing, Vast will file with the SEC (at Vast’s sole cost and expense) a resale registration statement registering such Vast Ordinary Shares, and Vast will use its commercially reasonable efforts to have such registration statement declared effective as soon as reasonably practicable after the filing thereof. In certain circumstances, the holders of certain securities held by or issuable to certain existing shareholders of Vast and NETC will have the right to demand Vast’s assistance with underwritten offerings and exercise demand or piggyback rights with respect to such offerings. Additionally, certain parties to the Shareholder and Registration Rights Agreement will be subject to a lock-up for a period of six months after the Closing, pursuant to which each holder will be prohibited, subject to certain exceptions, from selling, contracting to sell, pledging, granting any option to purchase, making any short sale or otherwise disposing of the equity securities of Vast held by such holder, whether held at the Closing or acquired thereafter.

The Shareholder and Registration Rights Agreement will also grant (a) to Nabors a consent right over all debt or equity capital raised by Vast (excluding certain issuances of securities pursuant to (i) compensatory stock or option plans, (ii) contracts existing as of the date of the Nabors Backstop Agreement, (iii) securities issued pursuant to convertible securities issued or issuable pursuant to agreements existing as of the date of the Nabors Backstop Agreement and (iv) a bona fide merger or acquisition with an unrelated third party that is, itself, directly or indirectly, an operating company or an owner of an asset in a business synergistic with the business of Vast) post-Closing until the earlier to occur of (the “Additional Rights Expiration Date”) (A) the third anniversary of the Closing and (B) the date on which Vast’s equity market capitalization equals or exceeds $1 billion and (b) to NETC Sponsor (i) until the Additional Rights Expiration Date, the right to nominate for election two directors to the Vast Board and (ii) after the Additional Rights Expiration Date, the right to nominate for election one director to the Vast Board for so long as Nabors and its affiliates collectively beneficially own 50% of the number of Vast Ordinary Shares that NETC Sponsor and its affiliates collectively beneficially owned immediately following the Closing. In addition, the Shareholder and Registration Rights Agreement will also provide to Nabors certain rights if, prior to (A) the date that is six months following the Closing, any investor, or (B) the date that is nine months following the Closing, certain investors, invests in equity or debt interests of Vast on terms that are more favorable to such investor from a financial perspective than the terms applicable to Nabors Lux under the Nabors Backstop Agreement, as determined by Nabors Parent in its reasonable discretion (any such investment within the specified time periods, a “Superior Capital Raise”). To the extent the investor in a Superior Capital Raise has subscribed for Vast Ordinary Shares at a price less than the price paid by Nabors Lux under the Nabors Backstop Agreement (the “Lower Capital Price”), then Vast will issue additional Vast Ordinary Shares to Nabors (or its affiliates) so that the aggregate number of Vast Ordinary Shares received by Nabors and its affiliates for their investment under the Nabors Backstop Nabors is equal to the number of Vast Ordinary Shares they would have received had the price for all such shares been the Lower Capital Price, as further described and subject to the conditions set forth in the Shareholder and Registration Rights Agreement. To the extent the investor in a Superior Capital Raise has subscribed for any security other than Vast Ordinary Shares, Nabors will, to the extent there would not be significant impediments to the timely consummation of such an exchange, have the right to exchange the equity interests (and the debt interests received in exchange for equity interests in a prior exchange under this provision) still held by Nabors (and its affiliates) that were purchased pursuant to the Nabors Backstop Agreement (excluding any shares that were issued as the Accelerated Earnback Shares) for debt or equity interests on the terms issued in the Superior Capital Raise, so that Nabors (or its affiliates) hold the debt or equity interests they would have held had the investment under the Nabors Backstop Agreement been conducted on the terms of the Superior Capital Raise, as further described and subject to the conditions set forth in the Shareholder and Registration Rights Agreement. The Shareholder and Registration Rights Agreement will also grant to AgCentral the right to nominate one director to the Vast Board for so long as AgCentral and its affiliates collectively beneficially own at least the number of Vast Ordinary Shares that would entitle NETC Sponsor the right to nominate for election directors under the Shareholder and Registration Rights Agreement.

The foregoing description of the amended form of Shareholder and Registration Rights Agreement is qualified in its entirety by reference to the full text of the form of Shareholder and Registration Rights Agreement, a copy of which is included as Exhibit 2.1 to this Current Report on Form 8-K, and incorporated by reference.

Item 8.01.	Other Events.

October Notes Subscription Agreement

On October 19, 2023, Nabors Lux entered into a Notes Subscription Agreement (the “October Notes Subscription Agreement”) with Vast pursuant to which, among other things, Nabors Lux agreed to subscribe for and purchase $2.5 million of Senior Convertible Notes, which are convertible into an equivalent number of Vast Ordinary Shares at $10.20 per share (the “Incremental Funding”), in addition to the $5.0 million of Senior Convertible Notes already owned. Nabors Lux’s commitment under its equity subscription agreement will be reduced, dollar-for-dollar, by the Incremental Funding.

The foregoing description of the October Notes Subscription Agreement is qualified in its entirety by reference to the full text of the October Notes Subscription Agreement, a copy of which is filed as Exhibit 99.1 to this Current Report on Form 8-K, and incorporated herein by reference.

Nabors Backstop Agreement

Also on October 19, 2023, Vast entered into a Backstop Agreement (the “Nabors Backstop Agreement”) pursuant to which Nabors Lux agreed to purchase up to $15.0 million of Vast Ordinary Shares at a purchase price of $10.20 per share (the “Nabors Backstop”). The Nabors Backstop will serve as a backstop for redemptions of Class A Common Stock by NETC public stockholders in connection with the Business Combination Proposal and subsequent capital raised by Vast prior to or in connection with Closing from additional third parties (other than Nabors, AgCentral, Capital Airport Group and their respective affiliates). Accordingly, the amount invested by Nabors pursuant to the Nabors Backstop will be reduced below $15 million, dollar-for-dollar, by (i) the balance of the cash remaining in the Trust Account after giving effect to any redemptions of NETC Class A Common Stock by NETC public stockholders in connection with the Business Combination Proposal and (ii) amounts invested by investors other than Nabors Lux, AgCentral and CAG and their respective affiliates. Therefore, the Nabors Backstop may not ultimately be funded in full or at all.

The foregoing description of the Nabors Backstop Agreement is qualified in its entirety by reference to the full text of the Nabors Backstop Agreement, a copy of which is filed as Exhibit 99.2 to this Current Report on Form 8-K, and incorporated herein by reference.

Master Agreement

On October 19, 2023, Vast, Nabors, NETC, NETC Sponsor, Nabors Lux, Merger Sub and AgCentral entered into the Master Agreement, which, among other things, summarizes the key terms of each of the BCA Amendment, Support Agreement Amendment, October Notes Subscription Agreement, Nabors Backstop Agreement and form of Shareholder and Registration Rights Agreement (the “Master Agreement”).

The foregoing description of the Master Agreement is qualified in its entirety by reference to the full text of the Master Agreement, a copy of which is filed as Exhibit 99.3 to this Current Report on Form 8-K, and incorporated herein by reference.

Important Information about the Business Combination and Where to Find It

This communication does not constitute an offer to sell or the solicitation of an offer to buy any securities or constitute a solicitation of any vote or approval.

In connection with the proposed Business Combination, Vast has filed a registration statement on Form F-4 (File No. 333-272058) (as amended, the “Registration Statement”) with the U.S. Securities and Exchange Commission (the “SEC”), which includes (i) a preliminary prospectus of Vast relating to the offer of securities to be issued in connection with the proposed Business Combination and (ii) a preliminary proxy statement of the Company to be distributed to holders of the Company’s capital stock in connection with the Company’s solicitation of proxies for the vote by the Company’s stockholders with respect to the proposed Business Combination and other matters described in the Registration Statement. The Company and Vast also plan to file other documents with the SEC regarding the proposed Business Combination. After the Registration Statement has been declared effective by the SEC, a definitive proxy statement/prospectus will be mailed to the stockholders of the Company. INVESTORS AND SECURITY HOLDERS OF THE COMPANY AND VAST ARE URGED TO READ THE REGISTRATION STATEMENT, THE PROXY STATEMENT/PROSPECTUS CONTAINED THEREIN (INCLUDING ALL AMENDMENTS AND SUPPLEMENTS THERETO) AND ALL OTHER DOCUMENTS RELATING TO THE PROPOSED BUSINESS COMBINATION THAT HAVE BEEN OR WILL BE FILED WITH THE SEC CAREFULLY AND IN THEIR ENTIRETY WHEN THEY BECOME AVAILABLE BECAUSE THEY CONTAIN IMPORTANT INFORMATION ABOUT THE PROPOSED BUSINESS COMBINATION.

Investors and security holders are able to obtain free copies of the proxy statement/prospectus and other documents containing important information about the Company and Vast once such documents are filed with the SEC, through the website maintained by the SEC at http://www.sec.gov. In addition, the documents filed by the Company may be obtained free of charge from the Company’s website at www.nabors-etcorp.com or by written request to the Company at 515 West Greens Road, Suite 1200, Houston, TX 77067.

Participants in the Solicitation

The Company, Nabors Industries Ltd., Vast and their respective directors and executive officers may be deemed to be participants in the solicitation of proxies from the stockholders of the Company in connection with the proposed Business Combination. Information about the directors and executive officers of the Company is set forth in the Registration Statement. To the extent that holdings of the Company’s securities have changed since the amounts printed in the Registration Statement filed on October 23, 2023, such changes have been or will be reflected on Statements of Change in Ownership on Form 4 filed with the SEC. Other information regarding the participants in the proxy solicitation and a description of their direct and indirect interests, by security holdings or otherwise, will be contained in the Registration Statement and other relevant materials to be filed with the SEC when they become available. You may obtain free copies of these documents as described in the preceding paragraph.

Forward Looking Statements

The information included herein and in any oral statements made in connection herewith include “forward-looking statements” within the meaning of Section 27A of the Securities Act, and Section 21E of the Securities Exchange Act of 1934, as amended. All statements, other than statements of present or historical fact included herein, regarding the proposed Business Combination, the Company’s and Vast’s ability to consummate the proposed Business Combination, the benefits of the proposed Business Combination, the proposed financing the October Notes Subscription Agreement and the Nabors Backstop Agreement, Nabor Lux’s ability to provide the proposed financing and the Company’s and Vast’s future financial performance following the proposed Business Combination, as well as the Company’s and Vast’s strategy, future operations, financial position, estimated revenues and losses, projected costs, prospects, plans and objectives of management are forward-looking statements. When used herein, including any oral statements made in connection herewith, the words “could,” “should,” “will,” “may,” “believe,” “anticipate,” “intend,” “estimate,” “expect,” “project,” the negative of such terms and other similar expressions are intended to identify forward-looking statements, although not all forward-looking statements contain such identifying words. These forward-looking statements are based on the Company and Vast management’s current expectations and assumptions about future events and are based on currently available information as to the outcome and timing of future events. Except as otherwise required by applicable law, the Company and Vast disclaim any duty to update any forward-looking statements, all of which are expressly qualified by the statements in this section, to reflect events or circumstances after the date hereof. The Company and Vast caution you that these forward-looking statements are subject to risks and uncertainties, most of which are difficult to predict and many of which are beyond the control of the Company and Vast. These risks include, but are not limited to, general economic, financial, legal, political and business conditions and changes in domestic and foreign markets; the inability to complete the Business Combination or the convertible debt and equity financings contemplated in connection with the proposed Business Combination, including the proposed financing from Capital Airport Group and the Nabors Backstop (the “Financing”) in a timely manner or at all (including due to the failure to receive required stockholder or shareholder, as applicable, approvals, or the failure of other closing conditions such as the satisfaction of the minimum trust account amount following redemptions by the Company’s public stockholders and the receipt of certain governmental and regulatory approvals), which may adversely affect the price of the Company’s securities; the inability of the Business Combination to be completed by the Company’s business combination deadline and the potential failure to obtain an extension of the business combination deadline if sought by the Company; the occurrence of any event, change or other circumstance that could give rise to the termination of the Business Combination or the Financing; the inability to recognize the anticipated benefits of the proposed Business Combination; the inability to obtain or maintain the listing of Vast’s shares on a national exchange following the consummation of the proposed Business Combination; costs related to the proposed Business Combination; the risk that the proposed Business Combination disrupts current plans and operations of Vast, business relationships of Vast or Vast’s business generally as a result of the announcement and consummation of the proposed Business Combination; Vast’s ability to manage growth; Vast’s ability to execute its business plan, including the completion of the Port Augusta project, at all or in a timely manner and meet its projections; potential disruption in Vast’s employee retention as a result of the proposed Business Combination; potential litigation, governmental or regulatory proceedings, investigations or inquiries involving Vast or the Company, including in relation to the proposed Business Combination; changes in applicable laws or regulations and general economic and market conditions impacting demand for Vast’s products and services. Additional risks are set forth in the section titled “Risk Factors” in the Registration Statement and other documents filed, or to be filed with the SEC in connection with the proposed Business Combination. Should one or more of the risks or uncertainties described herein and in any oral statements made in connection therewith occur, or should underlying assumptions prove incorrect, actual results and plans could differ materially from those expressed in any forward-looking statements. Additional information concerning these and other factors that may impact the Company’s expectations can be found in the Company’s periodic filings with the SEC, including the Company’s Annual Report on Form 10-K filed with the SEC on March 22, 2023 and any subsequently filed Quarterly Reports on Form 10-Q. The Company’s SEC filings are available publicly on the SEC’s website at www.sec.gov.

Item 9.01	Financial Statements and Exhibits.

(d)       Exhibits

Exhibit No.	Description
2.1#	Amendment and Waiver to the Business Combination Agreement, dated October 19, 2023, by and between NETC, NETC Sponsor, Vast and Merger Sub.

10.1	Amendment No. 1 to Support Agreement, dated October 19, 2023, by and between NETC, NETC Sponsor and Vast.

99.1	Notes Subscription Agreement, dated October 19, 2023, by and between Vast and Nabors Lux.

99.2#	Backstop Agreement, dated October 19, 2023, by and between Vast and Nabors Lux.

99.3#	Master Agreement, dated October 19, 2023, by and between Vast, Nabors, NETC, NETC Sponsor, Nabors Lux, Merger Sub and AgCentral.

104	Cover Page Interactive Data File (embedded within the Inline XBRL document).

#	The exhibits and schedules have been omitted pursuant to Item 601(b)(2) of Regulation S-K and will be provided to the SEC upon request.

SIGNATURE

Pursuant to the requirements of the Securities Exchange Act of 1934, as amended, the registrant has duly caused this report to be signed on its behalf by the undersigned hereunto duly authorized.

Date: October 24, 2023

NABORS ENERGY TRANSITION CORP.

By:	/s/ Anthony G. Petrello
Name:	Anthony G. Petrello
Title:	President, Chief Executive Officer and Secretary